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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

April 21, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2004. The net asset value at that date was $41.37. In addition, a distribution of $0.43 per share was declared for shareholders of record on March 18, 2004 and was paid on March 19, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of 12.0%. This compares to the NAREIT Equity REIT Index's(a) return of 12.0%.

    The overall equity market was generally choppy during the first quarter, as the broad market averages showed little change. In contrast, REITs performed well, driven by continued investor appreciation for their historical investment characteristics (current income, lower volatility, competitive total returns and portfolio diversification) and, most importantly in our opinion, the improving visibility and breadth of U.S. economic growth. Following the quarter-end, however, bond and stock markets, particularly REITs, had a decidedly negative response to the strong March jobs report. As more fully discussed in the 'Investment Outlook' section below, we believe that this is a temporary correction driven by valuation concerns of some investors and exacerbated by short-term technical factors. We believe that REIT valuations and growth prospects are more attractive now than at any time over the past several months.

    Approximately two and a half years into an economic recovery, we believe the impact is being felt broadly across the income-producing property markets in many parts of the United States as demand for space is increasing and rents are stabilizing. In our view, the resultant acceleration in REIT cash flow growth rates is what has been driving stock prices since last year. After a modest earnings decline in 2003 our forecast is for earnings growth to accelerate to mid-single digit growth this year and high single digit growth next year.

    The leadership patterns of recent quarters held during the first quarter. The regional mall group, continuing to enjoy the best fundamentals of any property type in our opinion, was the best performing sector with a 22.7% total return. Health care, a more interest rate sensitive sector, benefited from a further decline in interest rates and delivered 16.6%. Shopping centers' continued earnings consistency helped drive them to a 15.5% total return. Apartments, hotels and office lagged with 4.3%, 6.8% and 9.0% total returns, respectively.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    Our overweight position in regional malls continued to contribute to our portfolio performance, as did our stock selection within the apartment and office sectors. Our stock selection within the shopping center and health care sectors also added to performance, although our underweight positions in these categories detracted from it. Our overweight positions in the apartment, office and hotel sectors detracted from relative performance. We expect these more cyclical property types to outperform with continued economic growth.

    Taking a more thematic approach toward examining the determinants of performance within the REIT sector during the first quarter, we have observed that cash flow growth has been the dominant driver. It is no longer the highest yielding stocks that are the best performers, as they were in 2001. Neither is it the stocks trading at large discounts to real estate asset value, as was largely the case in 2002 and part of 2003. Now, in our view, it is the companies generating the greatest cash flow growth that are delivering the best returns.

    We found a meaningful correlation between current cash flow growth rate and first quarter stock price performance. In our view, those companies that are facing positive property fundamentals and those that have the ability to deploy capital at attractive yields (whether through acquisitions or redevelopment of existing real estate, or through ground-up development) also tend to have an attractive cost of both equity and debt capital. This has enabled many of these companies to expand their portfolios even more profitably. This activity, of course, often has the potential to result in a very positive effect on growth in both net asset value and earnings.

    Not surprisingly, the stock prices of many of the aggressive acquirers of property appreciated the most during the first quarter. Skeptics may observe that property prices look expensive by historical standards. However, we expect the economic recovery to continue and therefore do not believe that there will be a better buying opportunity a year from now, if our forecasts for stronger job growth, increased occupancies, higher rents and a lower perceived risk profile for owning real estate investments are all realized.

    Developers Diversified Realty, for example, recently announced a transaction that is emblematic of this trend. Disciplined, value-added acquisitions; balance sheet expansion (i.e., through issuance of common shares, reversing the stock buyback trend that began in 2000); and assets flowing from private to public hands are all resulting in a beneficial impact on earnings growth and, therefore, share prices. Developers Diversified announced that it will acquire $2.3 billion worth of shopping centers from a private real estate development company. As a result of activity like this, Developers Diversified stock has delivered an extraordinary total return of 79.1%, compared to the NAREIT Equity REIT Index's 52.6% over the last 12 months.

    The converse of this has been true for companies on the opposite side of this trend. Companies that have viewed the current pricing of real estate assets as expensive or even somewhat irrational have opted to be net sellers of assets -- de-leveraging and waiting for a better buying opportunity. The practitioners of this strategy have thus far been rewarded with anemic stock price appreciation. The market's judgment appears to be that these companies have foregone an opportunity to boost earnings and create value.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

INVESTMENT OUTLOOK

    As discussed, a very strong March increase in U.S. nonfarm payrolls was announced on April 2, 2004, well in excess of consensus expectations (308,000 new jobs created versus an expectation of 120,000). The bond and stock markets reacted negatively to the news, as did REITs, due to concerns that the Federal Reserve would raise interest rates. REIT stock prices declined in the week following the release of the jobs report as investors took profits from a group of stocks that had appreciated without interruption for the past 14 months. While REITs have demonstrated little correlation with interest rates over longer periods of time, it appears that in the short-term the extreme bond market activity has negatively impacted REITs. The more defensive sectors such as shopping centers and health care underperformed, while the more cyclical sectors such as office, hotels and apartments declined less.

    In short, we believe that this has been a temporary correction in the REIT market driven by valuation concerns by some investors as well as by short-term technical factors. Ironically, if strong job growth continues in the coming months, as we expect, real estate fundamentals should respond favorably, especially in the apartment and office sectors where job growth is the single greatest determinant of demand for space.

    We continue to maintain a positive outlook for the U.S. economy. At this time, in our opinion, all the pre-conditions for strong job growth are in place. Corporate profits have staged a dramatic recovery and are at an all-time high as a percentage of GDP. Therefore, it is increasingly profitable for firms to hire the next incremental worker. The recently reported declines in weekly initial jobless claims to three-year lows and the spike in the monthly change in nonfarm payrolls to the highest levels in four years have finally begun to demonstrate that this is occurring.

    Though not widely understood, we believe that job growth has actually been occurring for some time. Many of the companies that we invest in are on the front lines of the consumer and corporate economy. A number of the office and apartment companies that we speak with have observed improved leasing activity in their portfolios that would contradict the virtually nonexistent rate of job growth implied by the official government statistics until recently. Thus, we believe that a normal cyclical economic recovery is in the process of unfolding.

    As corporate profits and wages expand, we believe business and leisure travel will expand and fill hotel rooms. We see service and government sector employment expanding in turn to increase office occupancies. In past cycles in which the economy has emerged from downturns, we have seen increasing demand for apartments and expanded manufacturing activity that has increased the demand for industrial and warehouse space. We expect to observe these same results over the near- to mid-term once again. Commensurately, we have fashioned the fund's portfolio with overweight positions in these more cyclical property types, including office, apartment, hotels, and industrial, which we believe can generate the superior earnings growth rates that we expect will drive stock price outperformance.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    In addition, many real estate companies are adding value, in our view, by making new real estate investments in a profitable and disciplined fashion. Many REITs were able during the past two years' low-interest-rate environment to improve their balance sheets in a way that gives these companies a better potential for an attractive spread between property yields and the blended cost of capital. As a result, our forecast is for the acceleration of REIT cash flow growth.

    With earnings visibility improving, our forecast is for a resumption of meaningful dividend increases in the next year or two. This is an important factor to consider when assessing how REITs react to rising interest rates. Unlike fixed income securities, REITs have the potential to increase their dividends as the economy expands and companies see their earnings increase, which can help to offset rising rates. During the last economic expansion, for example (the period from 1992 through 2001), REITs increased their dividends on average by about 7% per year.

    With the recent pullback, REITs in our view are now back to trading closely in line with their underlying net asset values. As a result, we believe REIT valuations are now more attractive than at any time over the past several months. Thus, while market activity could continue to be choppy over the near term, we believe that REIT fundamentals generally are poised to continue to improve, which should be positive for dividends and share prices over the intermediate and longer term.

Sincerely,

            /s/ Martin Cohen            /s/ Robert H. Steers
                MARTIN COHEN                ROBERT H. STEERS
                President                   Chairman

                           /s/ James S. Corl
                               JAMES S. CORL
                               Portfolio Manager

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2004 (UNAUDITED)

                                                              NUMBER
                                                            OF SHARES         VALUE
                                                            ----------   ---------------
EQUITIES                                          97.87%(a)
    DIVERSIFIED                                    5.41%
         Crescent Real Estate Equities Co. ..............     251,100    $     4,512,267
         Vornado Realty Trust............................     854,900         51,704,352
                                                                         ---------------
                                                                              56,216,619
                                                                         ---------------
    HEALTH CARE                                    1.75%
         Ventas..........................................     660,300         18,145,044
                                                                         ---------------
    HOTEL                                          8.05%
         Hilton Hotels Corp. ............................   1,022,000         16,607,500
         Host Marriott Corp.(b)..........................   2,709,400         34,626,132
         Starwood Hotels & Resorts Worldwide.............     798,500         32,339,250
                                                                         ---------------
                                                                              83,572,882
                                                                         ---------------
    INDUSTRIAL                                     9.33%
         AMB Property Corp. .............................     399,700         14,856,849
         Catellus Development Corp. .....................   1,090,174         28,355,426
         ProLogis........................................   1,496,600         53,683,042
                                                                         ---------------
                                                                              96,895,317
                                                                         ---------------
    OFFICE                                        19.58%
         Arden Realty....................................     473,300         15,301,789
         Boston Properties...............................   1,120,100         60,832,631
         Brookfield Properties Corp. ....................     942,300         29,314,953
         CarrAmerica Realty Corp. .......................     477,100         16,173,690
         Equity Office Properties Trust..................     825,100         23,837,139
         Mack-Cali Realty Corp. .........................     278,100         12,489,471
         Maguire Properties..............................     454,700         11,640,320
         Prentiss Properties Trust.......................     312,900         11,546,010
         SL Green Realty Corp. ..........................     464,800         22,170,960
                                                                         ---------------
                                                                             203,306,963
                                                                         ---------------

-------------------
(a) Percentages indicated are based on the net assets of the fund.
(b) Nonincome producing security.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                              NUMBER
                                                            OF SHARES         VALUE
                                                            ----------   ---------------
    OFFICE/INDUSTRIAL                              4.34%
         Kilroy Realty Corp. ............................     564,200    $    20,029,100
         Liberty Property Trust..........................     117,400          5,283,000
         Reckson Associates Realty Corp. ................     704,400         19,821,816
                                                                         ---------------
                                                                              45,133,916
                                                                         ---------------
    RESIDENTIAL                                   20.54%
       APARTMENT                                  18.86%
         Apartment Investment & Management Co. ..........     204,400          6,354,796
         Archstone-Smith Trust...........................   1,391,600         41,066,116
         AvalonBay Communities...........................   1,037,600         55,594,608
         BRE Properties..................................     578,500         19,854,120
         Equity Residential..............................     705,800         21,068,130
         Essex Property Trust............................     317,600         20,802,800
         Post Properties.................................     611,400         17,608,320
         Summit Properties...............................     567,100         13,525,335
                                                                         ---------------
                                                                             195,874,225
                                                                         ---------------
       MANUFACTURED HOME                           1.68%
         Sun Communities.................................     407,600         17,453,432
                                                                         ---------------
         TOTAL RESIDENTIAL...............................                    213,327,657
                                                                         ---------------
    SELF STORAGE                                   4.63%
         Public Storage..................................     618,900         30,115,674
         Shurgard Storage Centers........................     449,600         17,939,040
                                                                         ---------------
                                                                              48,054,714
                                                                         ---------------
    SHOPPING CENTER                               24.24%
       COMMUNITY CENTER                            5.48%
         Developers Diversified Realty Corp. ............     348,200         14,067,280
         Federal Realty Investment Trust.................     591,900         27,345,780
         Pan Pacific Retail Properties...................     196,100         10,216,810
         Regency Centers Corp. ..........................     112,200          5,243,106
                                                                         ---------------
                                                                              56,872,976
                                                                         ---------------

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                              NUMBER
                                                            OF SHARES         VALUE
                                                            ----------   ---------------
       REGIONAL MALL                              18.76%
         CBL & Associates Properties.....................     256,500    $    15,733,710
         General Growth Properties.......................     549,400         19,311,410
         Macerich Co. ...................................     486,000         26,195,400
         Mills Corp. ....................................     534,700         28,494,163
         Rouse Co........................................     794,900         42,606,640
         Simon Property Group............................     699,700         40,890,468
         Taubman Centers.................................     856,200         21,550,554
                                                                         ---------------
                                                                             194,782,345
                                                                         ---------------
         TOTAL SHOPPING CENTER...........................                    251,655,321
                                                                         ---------------
              TOTAL EQUITIES (Identified
                cost -- $688,262,838)....................                  1,016,308,433
                                                                         ---------------

                                                            PRINCIPAL
                                                              AMOUNT
                                                            ----------
COMMERCIAL PAPER                                    1.55%
         UBS Financial, 0.87%, due 04/01/2004
            (Identified cost -- $16,054,000).............   $16,054,000       16,054,000
                                                                         ---------------
TOTAL INVESTMENTS (Identified
  cost -- $704,316,838) .......................... 99.42%                  1,032,362,433
OTHER ASSETS IN EXCESS OF LIABILITIES ............. 0.58%                      6,072,113
                                                   -----                 ---------------
NET ASSETS (Equivalent to $41.37 per share based on
  25,103,389 shares of
  capital stock outstanding) .................... 100.00%                $ 1,038,434,546
                                                  ------                 ---------------
                                                  ------                 ---------------

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2004 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                            -----------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03.............                 $  888,651,640            $37.34
    Net investment income.................  $  6,257,685                    $ 0.25
    Net realized and unrealized gain on
       investments........................   103,602,671                      4.21
    Distributions from net investment
       income.............................   (10,783,823)                    (0.43)
    Capital stock transactions:
         Sold.............................    75,162,800
         Distributions reinvested.........     5,572,441
         Redeemed.........................   (30,028,868)
Net increase/(decrease) in net asset
  value...................................                    149,782,906              4.03
                                                           --------------            ------
End of period: 3/31/2004..................                 $1,038,434,546            $41.37
                                                           --------------            ------
                                                           --------------            ------

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED MARCH 31, 2004) (UNAUDITED)

                      ONE YEAR  SINCE INCEPTION (2/14/00)
                      --------  -------------------------
                       53.88%            20.91%

The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund as of the most recent month-end can be obtained by calling 1-800-330-7348 or visiting our Web site at cohenandsteers.com.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN:

                   COHEN & STEERS                                        COHEN & STEERS
                 EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                    FOR TOTAL RETURN:                               FOR CAPITAL APPRECIATION:

                     COHEN & STEERS                                      COHEN & STEERS
                      UTILITY FUND                                    SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Gregory C. Clark                       FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110
Director
                                       TRANSFER AGENT
George Grossman                        Boston Financial Data Services, Inc.
Director                               66 Brooks Drive
                                       Braintree, MA 02184
Richard J. Norman                      (800) 437-9912
Director
                                       LEGAL COUNSEL
Willard H. Smith Jr.                   Simpson Thacher & Bartlett LLP
Director                               425 Lexington Avenue
                                       New York, NY 10017
Adam Derechin
Vice president and assistant treasurer DISTRIBUTOR
                                       Cohen & Steers Securities, LLC
Lawrence B. Stoller                    757 Third Avenue
Assistant secretary                    New York, NY 10017

                                       Nasdaq Symbol: CSRIX

                                       Web site: cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Institutional Realty Shares, Inc.
                                       unless accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

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


COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


                               COHEN & STEERS
                         INSTITUTIONAL REALTY SHARES

                              QUARTERLY REPORT
                               MARCH 31, 2004